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                                 EXHIBIT 23.2

                        CONSENT OF ARTHUR ANDERSON LLP
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                                                                    EXHIBIT 23.2


[LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this registration statement.

                                                         /s/ Arthur Andersen LLP

Atlanta, Georgia
January 14, 1999